SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                   ______________________________

                              FORM 8-K

                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

                ____________________________________



Date of report (Date of earliest event reported): December
31, 1997


                     CRYOMEDICAL SCIENCES, INC.
         (Exact Name of Registrant as Specified in Charter)



       Delaware                                    0-18170
                 94-3076866
(State or Other Juris-                     (Commission File
No.)             (IRS Employer
diction of Incorporation)
                  Identification No.)


1300 Piccard Drive, Suit 102, Rockville, MD
        20850
(Address of Principal Executive Offices)
    (Zip Code)


Registrant's telephone number, including area code:
(301) 417-7070


                                                                N/A
          (Former Name or Former Address, if Changed Since
Last Report.)



ITEM 4.          Changes in Registrant's Certifying
Accountant.

        On December 31, 1997, Aronson, Fetridge &
Weigle was engaged as the principal accountant to audit the financial statements of Cryomedical Sciences, Inc.



ITEM 7.          Financial Statements, Pro Forma Financial
Information and Exhibits

                 (c)      Exhibits

                          None

                             Signatures:

        Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





CRYOMEDICAL SCIENCES, INC.



By: /s/ Richard Reinhart
     Richard Reinhart
      President and Chief Executive Officer


Date:   January 6, 1998